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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 20, 2000
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Specialty Equipment Companies, Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                       0-22798                36-3337593
-----------------------------        -------------       ---------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



                1245 Corporate Blvd., Suite 401, Aurora, IL 60504
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 585-5111
                        ---------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

     On October 13, 2000, Specialty Equipment Companies, Inc. (the "Company") entered into Amendment No. 1 to the Amended Employment Retention Agreement for Messrs. Rhodenbaugh and Friedl (collectively, the "Amended Agreements"). The Amended Agreements were entered into in connection with the execution of the Agreement and Plan of Merger (the "Merger Agreement") dated as of October 13, 2000 by and among the Company, United Technologies Corporation, a Delaware corporation ("Parent"), and Solar Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Purchaser"). The Amended Agreements are effective (and conditional) upon the closing of the transaction contemplated by the Merger Agreement. The Company has also entered into similar amendments to employment retention agreements of certain other officers of the Company.

     A copy of the Amended Agreements with Messrs. Rhodenbaugh and Friedl are filed herewith as Exhibit 10.1 and 10.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

           Not applicable.

     (b) Pro Forma Financial Information.

           Not applicable.

     (c) The following exhibits are filed with this report:

     3.1 Amended and Restated Certificate of Incorporation of the Company, as amended.

     3.2   Amended and Restated By-laws of the Company.

     10.1 Amendment No. 1 to the Amended Employment Retention Agreement, dated October 13, 2000, by and between the Company and Jeffrey P. Rhodenbaugh.

     10.2 Amendment No. 1 to the Amended Employment Retention Agreement, dated October 13, 2000, by and between the Company and Robert R. Friedl.

     10.3 Form of Indemnification Agreement between the Company and certain of its officers and directors.

     10.4 Confidentiality and Standstill Agreement, dated August 14, 2000, between the Company and the Parent.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPECIALTY EQUIPMENT COMPANIES, INC.


                                    /s/ Jeffrey P. Rhodenbaugh
                                    -----------------------------------
                                    Jeffrey P. Rhodenbaugh
Dated: October 20, 2000             President and Chief Executive Officer



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                                  EXHIBIT INDEX

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        Exhibit No.                          Description of Exhibits
        -----------                          -----------------------
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            3.1               Amended and Restated Certificate of Incorporation
                              of the Company, as amended.
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            3.2               Amended and Restated By-laws of the Company.
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            10.1              Amendment No. 1 to the Amended Employment
                              Retention Agreement, dated October 13, 2000, by and between the Company and Jeffrey P. Rhodenbaugh.
--------------------------------------------------------------------------------
            10.2 Amendment No. 1 to the Amended Employment Retention Agreement, dated October 13, 2000, by and between the Company and Robert R. Friedl.
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            10.3              Form of Indemnification Agreement between the
                              Company and certain of its officers and directors.
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            10.4              Confidentiality and Standstill Agreement, dated
                              August 14, 2000, between the Company and the Parent.
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